The JPM Pierpont Money Market Fund
Supplement dated October 1, 1997 to the Prospectus dated
February 28, 1997


1.  Fund/Portfolio Name Changes:

     The Fund changed its name from The JPM Pierpont Money Market Fund to The JPM Pierpont Prime Money Market Fund on May 12, 1997. The name of the Portfolio corresponding to the Prime Money Market changed accordingly.

Cut-Off Times for Purchases and Redemptions:

     2. The third sentence in the second paragraph of the sub-section entitled "Purchase Price and Settlement" in the Prospectus is revised as follows:

     Purchase orders and immediately available funds must be received by 4:00 p.m. New York time on a business day for the purchase to be effective and dividends to be earned on the same day.

     The fifth sentence in the same paragraph is revised to change the reference to the cut-off time for purchases to 4:00 p.m.

     3. The second paragraph of the sub-section entitled "Method of Redemption" in the Prospectus is revised accordingly to change the cut-off time for redemptions to 4:00 p.m.

Short-Term Gains:

     4. The second paragraph under the caption "Dividends and Distributions" in the Prospectus is replaced with the following:

     Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in the Fund's daily dividends. Substantially all the realized net long-term capital gains, if any, of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

     5. The following is added after the first sentence of the third paragraph under the caption "Investment Objective and Policies":

     The market value of obligations in which the Portfolio invests is not guaranteed and may rise and fall in response to changes in interest rates.

     6. The fifth sentence under the heading "Advisor" is revised as follows:

     Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of over $208 billion.

     7.  The  third   sentence  of  the  first   paragraph   under  the  heading
"Organization" is restated as follows:

     To date, shares of 19 series have been authorized and are available for sale to the public.